UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2012

KULICKE AND SOFFA INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Serangoon North, Avenue 5, #03-16, Singapore	554910
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Kulicke and Soffa Industries, Inc. (the “Company”) held its Annual Meeting of Shareholders on February 14, 2012 (the “2012 Annual Meeting”).

The Company’s shareholders elected Mr. Brian Bachman as a director to serve until the 2016 Annual Meeting of Shareholders. The votes were cast as follows:

For	Withhold	Broker Non-Votes
53,009,819	597,404	12,277,593

The Company’s shareholders ratified the appointment of Pricewaterhouse Coopers LLP, based in Singapore, as the Company’s independent registered public accounting firm for the fiscal year ending September 29, 2012. The votes were cast as follows:

For	Against	Abstain
65,430,481	254,592	199,743

The Company’s shareholders approved, on a non-binding basis, the overall compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying tabular and narrative disclosure included in the Company’s Proxy Statement for the 2012 Annual Meeting. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
51,469,684	950,013	1,187,526	12,277,593

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 17, 2012	KULICKE AND SOFFA INDUSTRIES, INC.

	By:	/s/ Lester Wong
	Name:	Lester Wong
	Title:	Senior Vice President, Legal Affairs and General Counsel